Exhibit 10.2

Event Planning and Execution Agreement

Party A:

Address:

Tel:

Zip code:

Party B: Leaping Media Group Co., Ltd.

Address:

Tel:

Zip code:

In view of:

1. Party A is a company established and operates according to the laws of the People's Republic of China. It wants to hold a [ ] event.

2. Party B is a company established and operates according to the laws of the People's Republic of China. It has the corresponding qualifications and is willing and able to accept the entrustment of Party A and follow the instructions of Party A.

3. Party A and Party B have reached an agreement on the above-mentioned related matters.

The two sides have reached a consensus agreement on relevant matters through friendly consultations, so that both parties will abide by the implementation.

1. Specific Content

1.1 Production content:

1.2 Promo filming and related expenses

1.3 Post-production cost

1.4 Production time:

2. Cost and Payment Method

2.1. The fee agreed in this contract is RMB [                                        ].

2.2 Payment method and Payment time:

2.2.1 Payment Method: Party A shall pay Party B the full price agreed in this contract by way of transfer.

2.2.2 Payment Agreement Content:

After signing the contract between the two parties, Party A shall pay Party B [  ]% of the total price stipulated in this contract within 10 working days, the amount is RMB:                    ; [     ]% of the total price in amount of RMB                     should be paid within 10 working days after all activities are settled.

2..3 Before Party A transfers the above money, Party B shall first issue a formal invoice to Party A (the invoice should only be used as the payment process before Party A transfers the payment, and should not be used as the payment certificate).

2.4 If any party needs to change the company's account, it should notify the other party in writing 10 days in advance and should inform the other party within three working days after the changing.

If one party fails to notify or inform in accordance with the provisions of this contract and causes the other party to suffer losses, it shall bear the corresponding legal responsibility and compensation.

3. Rights and Obligations of Both Parties

3.1 Party A's Rights and Obligations

3.1.1 Party A shall pay the contract amount in full and on time.

3.1.2 Party A shall abide by the relevant provisions of the State, guarantee the authenticity and legitimacy of the contents of the advertising videos, and shall not ask Party B to violate the contents of laws and regulations such as the Advertising Law.

3.1.3 Party A shall compensate Party B for all losses if Party B assumes the relevant legal responsibility for the illegal or infringement of the advertising film produced by Party B which entrusted by Party A.

3.1.4 Party A has the right to inspect and monitor the advertising film produced by Party B.

3.2 Party B's Rights and Obligations

3.2.1 Party B has the right to review the content and expression of the advertising film. If Party B finds that there is any advertising content and manifestation that does not comply with advertising laws and regulations, Party B has the right to request Party A to make the amendment. If Party A has not made any changes, Party B has the right to refuse the production, but both parties confirm that Party B’s examination of the content and form of the advertising film commissioned by Party A does not mean that Party B confirms the legality and authenticity of the advertising film. Party A shall bear the corresponding legal responsibility for all disputes arising from factors such as the content and form of the advertising film, and Party B shall not bear any responsibility for this. If Party B assumes the relevant legal liability due to illegal or infringing matters such as the advertisements produced by Party B which entrusted by Party A. Party B shall have the right to ask Party A to compensate all the losses.

3.2.2 Party B shall, in strict accordance with the contract, produce Party A's advertising videos accurately and on time.

4. Intellectual Property and Other Items

4.1 The content and form of the advertisements produced by Party A shall conform to the relevant laws and regulations of the State;

4.2 The advertising film produced by Party A shall ensure that it does not contain any content that infringes on the copyright, trademark rights and other intellectual property rights of the other party or any content that infringes upon the lawful rights and interests of others; Party A's request for advertising film produced by Party B shall not cause Party B to fall into any legal dispute. ;

4.3 Party A shall not require Party B to produce content containing pornography, violence or politics or religion:

4.4 Party B's advertising film copyright belongs to Party A.

5. Confidentiality Agreement

During the contract period and within six months after the contract is terminated, neither party may disclose the price, business, technology, operation and financial affairs of the other party to any third party. In case of violation, the defaulting party will bear the corresponding liability for breach of contract in accordance with the second paragraph of Article 7 of this contract.

6. Change and Release of the Contract

6.1 After the contract comes into effect, unless stipulated by laws and regulations or this contract, no party may terminate this contract without prior agreement between Party A and Party B.

6.2 If a party changes the contract by agreement, it shall first issue a written notice to the other party, and then conduct a negotiation. If the contract is changed without authorization, the change shall be invalid. And should bear the corresponding liability for breach of contract.

6.3 If either party violates this regulation, the observant party has the right to terminate the contract and ask the defaulting party to bear the corresponding breach of contract in accordance with the second paragraph of Article 8 of this contract

7. Default Liability

7.1 If Party A fails to provide documents in time due to Party A's reasons, Party A shall be responsible for the damage caused by the reduction of production time. Party A shall still pay Party B the fees in accordance with the provisions of this contract.

7.2 Failure by either party to perform any of the terms of this Agreement is considered a breach of contract. The defaulting party shall compensate for all direct and indirect economic losses caused to the observant party due to its own breach of contract. The economic losses include, but are not limited to, the expected benefits that the observant party will surely obtain after the contract is completed, the litigation costs incurred for claiming rights, and the reasonable legal fees (in the ordinary civil case of the Liaoning Province Lawyer Service Charges and Standards), travel expenses, investigation fees and other expenses for realizing creditor's rights.

7.3 If Party A fails to pay the agreed expenses in full and on time, it shall be liable for breach of contract. For each delay of payment, Party A shall pay Party B a penalty of 1% of the unpaid amount on a daily basis until the date of actual payment, but accumulatively the maximum amount does not exceed the total price of this contract.

7.4 If Party A fails to pay the relevant amount to Party B in accordance with the contractual time and the delay in the production and release of the advertisement caused by Party A, Party A shall be responsible for it, and Party B shall not bear any responsibility.

7.5 If Party A fails to comply with the payment obligation in the “Contract”, Party B has the right to immediately stop performing the contract when Party A defaults, and does not exempt the payment obligation of the “Contract”, Party B has the right to investigate the liability for breach of contract. To Party A according to this contract.

8. Contract Efficacy and Termination and Other

8.1 Transfer. A party may not assign any rights and obligations under this contract without the written consent of the other party to the contract.

8.2 Language and text. This contract is signed in Chinese, and shares four copies, each party holds two copies, each copy has the same legal effect.

8.3 Contract modification and supplement. Matters not covered in this contract shall be settled by friendly negotiation between the two parties. Any modification or supplement to this contract and its attachments must be made in writing by both parties. If the modification or supplemental documents are inconsistent with this contract, the amendments shall be subject to the amendment.

8.4 Contract effectiveness. The contract will remain in force until the parties have fully performed all of the obligations under the contract and all payments and claims between the parties have been settled.

8.5 This contract shall become effective after the seal of both parties (fax is valid), and shall be terminated on the date when the rights and obligations of both parties are fulfilled.

8.6 Dispute Resolution: If there is any dispute during the performance of the contract, the two parties shall negotiate in good faith. If the negotiation fails, the dispute shall be submitted to the people's court of the plaintiff's domicile.

Party A:

Signature:

Date:

Party B: Leaping Media Group Co., Ltd.

Signature:

Date: